Exhibit 10.1

AMENDMENT NO. 1

to

LICENSE AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment No. 1”), effective as of this 30th day of January, 2009 (the “Effective Date”), by and between BUKWANG PHARM., CO., LTD., a Korean corporation with its principal offices at 398-1, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea (“Bukwang”) and PHARMASSET, INC., a Delaware corporation with its principal offices at 303-A College Road East, Princeton, New Jersey 08540, USA (“Pharmasset”).

WITNESSETH:

WHEREAS, Bukwang and Pharmasset have entered into a license agreement dated as of June 23, 2005 (the “License Agreement”), pursuant to which Bukwang granted Pharmasset certain rights in and to the compound known as L-FMAU and sometimes also referred to as “clevudine;” and

WHEREAS, Bukwang and Pharmasset now wish to amend certain terms of the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

1.	Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the License Agreement.

2.	Section 1.35 shall be deleted in its entirety and replaced with the following:

“Territory” shall mean all the countries in Central America, North America, South America, Europe, the Caribbean and Australia, Israel, Japan, New Zealand and Taiwan, including those countries set forth on Exhibit E, and any and all territories and possessions of any such countries.

3.	Exhibit E to the License Agreement shall be amended to include the countries of Australia, Japan, New Zealand and Taiwan.

4.	Except as expressly amended by this Amendment No. 1, the License Agreement shall remain unchanged and shall continue in full force and effect.

5.	This Amendment No. 1 and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the state of Georgia exclusive of its conflicts of laws principles.

6.	This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Pharmasset and Bukwang have caused this Amendment No. 1 to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

BUKWANG PHARM. CO., LTD.

By:	/s/ Sung Koo Lee

Name:	Sung Koo Lee

Title:	President and CEO

PHARMASSET, INC.

By:	/s/ P. Schaefer Price

Name:	P. Schaefer Price

Title:	President and CEO

SIGNATURE PAGE TO AMENDMENT NO. 1 TO BUKWANG-PHARMASSET CLV LICENSE AGREEMENT